UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street  Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JAG Large Cap Growth Fund

March 31, 2014

JAG Capital Management LLC

9841 Clayton Road

St. Louis, MO 63124

March 31, 2014

Semi-Annual Shareholder Letter

Dear Shareholder:

Your Fund ended the first quarter of 2014 with a slightly negative total return, leaving our year-to-date performance and trailing six month returns behind those of the Russell 1000 Growth and S&P 500 Index.

After a strong finish to 2013, volatility made a comeback in the financial markets during the first quarter of 2014.  Although most broad equity indexes ended the quarter close to where they ended last year, there was plenty of camouflaged roller-coaster action to be enjoyed along the way.  The S&P 500 Index stumbled out of the gate with a 3.5% decline in January, ramped by a 4.6% gain in February, and ended the quarter with a modest .7% climb in March, all of which left the index about 1.3% higher on the year (price only) through March 31st.  Along the way, the S&P endured a peak-to-trough correction of roughly 6% between late January and early February, which was its most severe pullback since the 7.8% decline between May and July of last year.

Smaller cap and higher growth stocks have had a much bumpier ride than the blue chip S&P 500 of late.  The Russell 2000 Index, comprised of smaller companies with a median market capitalization of less than $1 billion, fell by more than 8% during the January-February timeframe, before recovering to within 3% of its all-time high by quarter end.  Drilling down further, many of the market’s fastest earnings growers stumbled badly during the quarter, including biotechnology stocks, internet retailers, and “cloud” companies that supply internet based software-as-a-service.  Each of these former red hot categories contain many stocks that have more than doubled over the past year, but a good proportion of these erstwhile market darlings sold off by more than 15% over the last six weeks of the quarter.  Time will tell whether the sell-off in these market segments proves to be a “pause that refreshes” or a material inflection point that presages a longer-term trend.  We think the former scenario is most likely, but we are prepared for the possibility that we could be wrong.  As long-term investors with decades of experience managing portfolios, we view periodic market downturns as opportunities to identify the next great investment ideas.

Our long-standing portfolio focus on companies exhibiting high revenue and earnings growth ran into short-term headwinds recently, especially amongst our positions in the biotechnology industry and several of our internet-related names in the Technology and Consumer Discretionary sectors.  While we are always cautious to avoid allowing our investment convictions to override our investing discipline and risk controls, we remain comfortable with the broad positioning of the Fund’s portfolio.  We continue to be focused on finding and owning leaders in the Technology and Health Care sectors, as we believe that each of these sectors contain investment ideas that can profit from transformative changes in their served markets.  We are also increasingly interested in the Industrials sector, which we believe could benefit from a burgeoning manufacturing renaissance in the U.S. as the global economy continues to gain its footing.

On the other hand, we continue to be unenthused by companies which have been unable to drive organic revenue and earnings growth.  Ironically, many of the top performing stocks in recent weeks were exactly these sorts of companies.  As we have noted repeatedly since the end of the Great Recession, many companies facing difficult top-line growth prospects have used stock buybacks and other methods of financial engineering to drive higher earnings-per-share.  While some of these growth-challenged companies may be able to buck their fundamental trends in the short term, we think that investors in 2014 are likely to reward companies who are delivering “true growth” to shareholders by pursuing strong organic top– and bottom-line growth in their businesses.

We remain constructive on stocks in 2014, but we expect the markets to travel a bumpier path this year than they enjoyed last year.  The most recent drawdown in stock values is – at least in our view – in keeping with the sort of lumpy market action we expect to see in the coming months.  At the time of this writing, the S&P 500 has now gone more than 625 trading days without a 10% correction.  We would not be surprised to see this streak broken sometime in 2014.  If and when this sort of deeper correction was to occur, we think it will be constructive for the long-term health of the current bull market.  In our view, financial markets function best when there is a healthy measure of investor fear to balance the ever present greed.  Most of the best long-term bull market periods in history have climbed a “wall of worry,” which has usually been built brick-by-brick upon a foundation of fright.

All of us at JAG wish you a happy, healthy and prosperous spring and summer.

Best regards,

Norman B. Conley III

Daniel J. Ferry, Jr.

Portfolio Manager

Portfolio Manager

          4020-NLD-410/2014

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Fund's performance figures* for each of the periods ended March 31, 2014, compared to its benchmark:

	6 Month Return	1 Year Return	Since Inception(a)
Class A	9.14%	23.92%	19.94%
Class A with 5.75% load	2.90%	16.83%	16.86%
Class C	8.76%	23.01%	18.99%
Class I	9.26%	24.19%	20.19%
Russell 1000 Growth Total Return Index(b)	11.67%	23.22%	21.66%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with5any merger or reorganization, and extraordinary expenses such as litigation) at 1.25% of the Fund’s average daily net assets through January 31, 2015. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees.Without these waivers, the Fund's total annual operating expenses would have been 1.94%, 2.69%, and 1.69% for the JAG Large Cap Growth Fund's Class A, Class C, and Class I shares, per the February 1, 2014, prospectus, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a) JAG Large Cap Growth Fund commenced operations on December 22, 2011.
(b) The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Top 10 Holdings by Industry	% of Net Assets
Internet	16.2%
Biotechnology	12.3%
Media	10.1%
Software	8.7%
Semiconductors	6.7%
Machinery	6.0%
Diversified Financial Services	6.0%
Commercial Services	5.0%
Apparel	4.9%
Oil & Gas	3.4%
Other / Cash & Cash Equivalents	20.7%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund's Holdings

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2014
Shares		Value

	COMMON STOCKS - 98.6%
	APPAREL - 4.9%
2,535	Michael Kors Holdings Ltd. *	$ 236,439
8,350	Under Armour Inc. - Cl. A *	957,245
		1,193,684
	BANKS - 2.5%
4,665	SVB Financial Group *	600,759

	BEVERAGES - 3.1%
10,720	Monster Beverage Corp. *	744,504

	BIOTECHNOLOGY - 12.3%
4,970	Amgen, Inc.	613,000
5,209	Celgene Corp. *	727,176
4,300	Gilead Sciences, Inc. *	304,698
6,245	Illumina, Inc. *	928,382
1,300	Regeneron Pharmaceuticals, Inc. *	390,364
		2,963,620
	CHEMICALS - 1.9%
3,990	Monsanto Co.	453,942

	COMMERCIAL SERVICES - 5.0%
13,805	Hertz Global Holdings, Inc. *	367,765
11,090	MasterCard, Inc. - Cl. A	828,423
		1,196,188
	COMPUTERS - 3.3%
1,463	Apple, Inc.	785,251

	DIVERSIFIED FINANCIAL SERVICES - 6.0%
14,660	Discover Financial Services	853,065
12,105	Legg Mason Inc.	593,629
		1,446,694
	ENGINEERING & CONSTRUCTION - 3.2%
8,895	Chicago Bridge & Iron Co. NV	775,199

	FOOD - 1.4%
3,810	Hain Celestial Group, Inc.	348,501

	INTERNET - 16.2%
2,470	Amazon.com Inc. *	831,204
4,300	F5 Networks Inc. *	458,509
853	Google Inc. - Cl. A *	950,677
1,825	LinkedIn Corp. - Cl. A *	337,515
2,295	Netflix Inc. *	807,909
5,755	TripAdvisor Inc. *	521,345
		3,907,159

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
March 31, 2014
Shares		Value

	MACHINERY - 6.0%
4,909	Cummins, Inc.	$ 731,392
16,220	Terex Corp.	718,546
		1,449,938
	MEDIA - 10.1%
7,075	Discovery Communications, Inc. *	585,103
17,195	Nielsen Holdings NV	767,413
4,240	Scripps Networks Interactive, Inc.	321,858
9,695	Walt Disney Co.	776,279
		2,450,653
	OIL&GAS - 3.4%
4,180	EOG Resources, Inc.	819,991

	OIL&GAS SERVICES - 1.5%
6,065	Halliburton Co.	357,168

	RETAIL - 2.4%
8,055	Starbucks Corp.	591,076

	SEMICONDUCTORS - 6.7%
14,725	ARM Holdings PLC - ADR	750,533
10,909	QUALCOMM, Inc.	860,284
		1,610,817
	SOFTWARE - 8.7%
41,360	Activision Blizzard, Inc.	845,398
14,050	Akamai Technologies, Inc. *	817,851
8,290	Red Hat, Inc. *	439,204
		2,102,453

	TOTAL COMMON STOCKS (Cost $18,732,984)	23,797,597

	TOTAL INVESTMENTS - 98.6% (Cost $18,732,984) (a)	$ 23,797,597
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%	339,299
	TOTAL NET ASSETS - 100.0%	$ 24,136,896

ADR - American Depositary Receipt
* Non-Income producing security.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,753,162 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 5,231,200
	Unrealized depreciation	(186,765)
	Net unrealized appreciation	$ 5,044,435

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2014

ASSETS
Investment securities:
At cost	$ 18,732,984
At value	$ 23,797,597
Receivable for Fund shares sold	2,163
Dividends and interest receivable	10,113
Receivable for securities sold	646,815
Prepaid expenses and other assets	4,854
TOTAL ASSETS	24,461,542

LIABILITIES
Due to Custodian	270,295
Payable for Fund shares redeemed	106
Investment manager fees payable	16,029
Distribution (12b-1) fees payable	20,244
Fees payable to other affiliates	5,811
Accrued expenses and other liabilities	12,161
TOTAL LIABILITIES	324,646
NET ASSETS	$ 24,136,896

Composition of Net Assets:
Paid in capital	$ 18,023,159
Accumulated net investment loss	(207,466)
Accumulated net realized gain from investment transactions	1,256,590
Net unrealized appreciation of investments	5,064,613
NET ASSETS	$ 24,136,896

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 8,577,652
Shares of beneficial interest outstanding (a)	573,936
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$ 14.95
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 15.86

Class C Shares:
Net Assets	$ 56,710
Shares of beneficial interest outstanding (a)	3,864
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 14.68

Class I Shares:
Net Assets	$ 15,502,534
Shares of beneficial interest outstanding (a)	1,031,946
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 15.02
(a) Unlimited number of shares of beneficial interest authorized, no par value.
(b)

Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,631)	$ 87,080
Interest	16
TOTAL INVESTMENT INCOME	87,096

EXPENSES
Investment management fees	117,655
Distribution (12b-1) fees:
Class A	10,392
Class C	288
Administration fees	15,295
MFund service fees	14,259
Professional fees	9,928
Compliance officer fees	6,283
Registration fees	3,491
Printing and postage expenses	2,746
Custodian fees	2,393
Transfer agent fees	2,190
Trustees fees and expenses	1,745
Non 12b-1 shareholder servicing fees	786
Insurance expense	364
Other expenses	1,662
TOTAL EXPENSES	189,477

Less: Fees waived by the Manager	(11,276)
NET EXPENSES	178,201

NET INVESTMENT LOSS	(91,105)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	1,276,906
Net change in unrealized appreciation on:
Investments	835,273

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,112,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,021,074

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the
	Ended March 31, 2014	Year Ended
	(Unaudited)	September 30, 2013
FROM OPERATIONS
Net investment loss	$ (91,105)	$ (117,192)
Net realized gain from investments	1,276,906	228,589
Net change in unrealized appreciation on investments	835,273	3,253,784
Net increase in net assets resulting from operations	2,021,074	3,365,181

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(86,053)	(5,588)
Class C	(615)	(10)
Class I	(155,849)	(9,827)
Net decrease in net assets from distributions to shareholders	(242,517)	(15,425)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	718,546	6,300,256
Class C	1,100	50,743
Class I	1,120,988	2,356,218
Net asset value of shares issued in reinvestment of distributions:
Class A	76,046	5,121
Class C	517	-
Class I	155,695	9,816
Payments for shares redeemed:
Class A	(791,254)	(5,093,092)
Class C	(3,900)	(11,950)
Class I	(976,021)	(342,750)
Net increase in net assets from shares of beneficial interest	301,717	3,274,362

TOTAL INCREASE IN NET ASSETS	2,080,274	6,624,118

NET ASSETS
Beginning of Period	22,056,622	15,432,504
End of Period *	$ 24,136,896	$ 22,056,622
*Includes accumulated net investment loss of:	$ (207,466)	$ (116,361)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	For the
	Ended March 31, 2014	Year Ended
	(Unaudited)	September 30, 2013
SHARE ACTIVITY
Class A:
Shares Sold	49,309	548,425
Shares Reinvested	5,152	444
Shares Redeemed	(54,672)	(440,378)
Net increase (decrease) in shares of beneficial interest outstanding	(212)	108,491

Class C:
Shares Sold	77	4,104
Shares Reinvested	36	-
Shares Redeemed	(256)	(938)
Net increase (decrease) in shares of beneficial interest outstanding	(143)	3,166

Class I:
Shares Sold	76,071	192,165
Shares Reinvested	10,506	850
Shares Redeemed	(66,348)	(28,386)
Net increase in shares of beneficial interest outstanding	20,229	164,629

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	Six Months
	Ended		Year Ended	Period Ended
	March 31, 2014		September 30,	September 30,
	(Unaudited)		2013	2012 (1)
Net asset value, beginning of period	$ 13.84		$ 11.74	$ 10.00

Activity from investment operations:
Net investment loss (6)	(0.07)		(0.10)	(0.08)
Net realized and unrealized
gain on investments	1.34		2.21	1.82
Total from investment operations	1.27		2.11	1.74

Less distributions from:
Net realized gains	(0.15)		(0.01)	-
Total distributions	(0.15)		(0.01)	-

Net asset value, end of period	$ 14.95		$ 13.84	$ 11.74

Total return (2)	9.14%	(5)	18.01%	17.40%	(5)

Net assets, at end of period (000s)	$ 8,578		$ 7,946	$ 5,465

Ratio of gross expenses to average
net assets (3)	1.76%	(4)	1.94%	2.42%	(4)
Ratio of net expenses to average
net assets	1.67%	(4)	1.75%	1.75%	(4)
Ratio of net investment loss
to average net assets	(0.93%)	(4)	(0.82%)	(0.86%)	(4)

Portfolio Turnover Rate	43%	(5)	78%	56%	(5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund's expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4)	Annualized for periods less than one full year.
(5) Not annualized.
(6)	Per share amounts calculated using the average shares method.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C
	Six Months
	Ended		Year Ended	Period Ended
	March 31, 2014		September 30,	September 30,
	(Unaudited)		2013	2012 (1)
Net asset value, beginning of period	$ 13.64		$ 11.66	$ 10.00

Activity from investment operations:
Net investment loss (6)	(0.12)		(0.21)	(0.14)
Net realized and unrealized
gain on investments	1.31		2.20	1.80
Total from investment operations	1.19		1.99	1.66

Less distributions from:
Net realized gains	(0.15)		(0.01)	-
Total distributions	(0.15)		(0.01)	-
	-		-
Net asset value, end of period	$ 14.68		$ 13.64	$ 11.66

Total return (2)	8.76%	(5)	17.10%	16.60%	(5)

Net assets, at end of period (000s)	$ 57		$ 55	$ 10

Ratio of gross expenses to average
net assets (3)	2.51%	(4)	2.69%	3.17%	(4)
Ratio of net expenses to average
net assets	2.42%	(4)	2.50%	2.50%	(4)
Ratio of net investment loss
to average net assets	(1.69%)	(4)	(1.65%)	(1.61%)	(4)

Portfolio Turnover Rate	43%	(5)	78%	56%	(5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund's expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4)	Annualized for periods less than one full year.
(5) Not annualized.
(6)	Per share amounts calculated using the average shares method.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	Six Months
	Ended		Year Ended	Period Ended
	March 31, 2014		September 30,	September 30,
	(Unaudited)		2013	2012 (1)
Net asset value, beginning of period	$ 13.89		$ 11.75	$ 10.00

Activity from investment operations:
Net investment loss (6)	(0.05)		(0.07)	(0.05)
Net realized and unrealized
gain on investments	1.33		2.22	1.80
Total from investment operations	1.28		2.15	1.75

Less distributions from:
Net realized gains	(0.15)		(0.01)	-
Total distributions	(0.15)		(0.01)	-
	-		-
Net asset value, end of period	$ 15.02		$ 13.89	$ 11.75

Total return (2)	9.26%	(5)	18.33%	17.50%	(5)

Net assets, at end of period (000s)	$ 15,503		$ 14,056	$ 9,958

Ratio of gross expenses to average
net assets (3)	1.51%	(4)	1.69%	2.17%	(4)
Ratio of net expenses to average
net assets	1.42%	(4)	1.50%	1.50%	(4)
Ratio of net investment loss
to average net assets	(0.68%)	(4)	(0.56%)	(0.61%)	(4)

Portfolio Turnover Rate	43%	(5)	78%	56%	(5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund's expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4)	Annualized for periods less than one full year.
(5) Not annualized.
(6)	Per share amounts calculated using the average shares method.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2014

 (1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”).   The Trust currently consists of twenty eight series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate non-diversified series of the Trust.  JAG Capital Management LLC (the "Manager"), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund offers three classes of shares:  Class A, Class C and Class I shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.  Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.    Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.   GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets measured at fair value:

Assets Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks	$ 23,797,597	$ -	$ 23,797,597
Total	$ 23,797,597	$ -	$ 23,797,597

(a) As of and during the six months ended March 31, 2014, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.  There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)

Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the six months ended March 31, 2014, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2014, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 and 2013), or expected to be taken in the Fund’s 2014 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

d)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)

Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

h)

Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Prior to November 1, 2013, investments in Class C shares were subject to a CDSC of 1.00% in the event of certain redemptions within 12 months following purchase.  The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the six months ended March 31, 2014, there were no CDSC fees paid to the Manager.

(2)

INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 10,041,247	$ 10,169,043

(3)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

JAG Capital Management LLC acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the six months ended March 31, 2014, management fees of $117,655 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.25% of the Fund’s average daily net assets through January 31, 2015. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees. Effective February 1, 2014, the expense cap changed from 1.50% to 1.25%.

For the six months ended March 31, 2014, the Manager waived management fees of $11,276. As of September 30, 2013, the Manager may recapture $56,321, before September 30, 2015, and $34,078 before September 30, 2016 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months ended March 31, 2014, the Fund incurred $14,259 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn & Co. acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn & Co. did not receive any brokerage commissions from the Fund for the six months ended
March 31, 2014. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn & Co.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 1, 2014 Trustees who are not “interested persons” as that term is defined in the 1940 Act of the Portfolio, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended.  Prior to April 1, 2014 Trustees received a quarterly retainer of $250.  The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust and Mutual Fund Series Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds.  The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the six months ended March 31, 2014, J.A. Glynn & Co., an affiliated broker, received $2,006 in underwriter commissions from the sale of shares of the Fund.

(4)   TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended September 30, 2013 was as follows:

Fiscal Year Ended
September 30, 2013
Ordinary Income	$ 14,361
Long-Term Capital Gain	1,064
$ 15,425

There were no distributions for the fiscal period ended September 30, 2012.

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ 242,379	$ -	$ -	$ (116,361)	$ 4,209,162	$ 4,335,180

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $116,361.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, resulted in reclassification for the year ended September 30, 2013 as follows:  a decrease in paid in capital and accumulated net investment loss of $59,990.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

(5)

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

JAG LARGE CAP GROWTH FUND

EXPENSE EXAMPLES

March 31, 2014 (Unaudited)

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13 – 3/31/14	Expense Ratio During Period** 10/1/13 – 3/31/14
Class A	$1,000.00	$1,091.40	$8.71	1.67%
Class C	1,000.00	1,087.60	12.60	2.42
Class I	1,000.00	1,092.60	7.41	1.42

Hypothetical (5% return before expenses)	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13 – 3/31/14	Expense Ratio During Period** 10/1/13 – 3/31/14
Class A	$1,000.00	$1,016.60	$8.40	1.67%
Class C	1,000.00	1,012.86	12.14	2.42
Class I	1,000.00	1,017.85	7.14	1.42

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**Annualized.

JAG Large Cap Growth Fund

Additional Information (Unaudited)

March 31, 2014

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Consideration and Approval of Management Agreement with JAG Capital Management, LLC with respect to the JAG Large Cap Growth Fund

In connection with the regular meeting held on November 25, 2013, the Board of Trustees of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of a management agreement, with respect to the Trust, on behalf of the JAG Large Cap Growth Fund (the “Fund”), and JAG Capital Management, LLC (“JAG”) (the “Management Agreement”).  In considering the approval of the Management Agreement, the Trustees received materials specifically related to the Management Agreement.

In connection with their deliberations regarding approval of the Management Agreement with JAG with respect to the Fund, the Board referred to the Board meeting materials and reviewed JAG’s responses to a series of questions regarding, among other things, the investment performance of the Fund for various periods, JAG’s services to the Fund, comparative fee and expense information, and an estimate of JAG’s profitability from managing the Fund (“JAG 15c Response”).  The Trustees noted that JAG is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Funds.  The Trustees noted that an affiliate of JAG executed trades on behalf of the Fund and earned modest commissions as a result.

Nature, Extent and Quality of Service.  As to the nature, extent and quality of the services provided by JAG to the Fund, the Trustees reviewed the JAG 15c Response and JAG’s Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of JAG.  The Board considered JAG’s duties under the terms of the Management Agreement.  The Trustees noted that JAG has managed the accounts of its separate account clients for a long time period using the same investment strategy as that used by the Fund and that JAG’s general business is stable. The Board considered the operation of JAG’s compliance program and the experience of JAG’s portfolio management, compliance personnel and support staff, as well as the size and diversification of JAG and its affiliates.  The Board also reviewed the discussion earlier in the meeting regarding the examination of JAG by the SEC and noted that the JAG’s responses were satisfactory. The Trust’s Chief Compliance Officer then discussed her recent on-site examination of JAG and reported her findings. The Independent Trustees then concluded that JAG had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Management Agreement and that the services provided by JAG to the Fund were satisfactory.

Performance.  As to the Fund’s performance, the Board referred to the JAG 15c Response, which compared the JAG Fund’s performance to a peer group selected by JAG as well as a comparison to the Morningstar Large Cap Growth category.  For the peer group comparison, the Board noted that the Fund’s one-year return slightly outperformed the peer group’s return, and also outperformed the peer group for the since inception period.  In comparison to the Morningstar Large Cap Growth category, the Trustees noted the Fund slightly underperformed for the one-year and since inception periods. The Trustees discussed the primary causes of the underperformance, as described by JAG in the JAG 15c Response.  The Board concluded that, overall, they were pleased with the results, and the performance of the Fund was acceptable.

Fees and Expenses.  As to comparative fees and expenses, the Trustees considered the management fees paid by the Fund and compared them to management fees paid by a peer group of funds selected by JAG as well as the Morningstar Large Cap Growth category.  The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and Morningstar Large Cap Growth category.

The Trustees noted that the Fund pays JAG a management fee of 1.00%, which was higher than the 0.76% average advisory fee of the peer group and equal to the highest in that category.  They further noted that JAG’s fee was also higher than the 0.64% average advisory fee of the Morningstar Large Cap Growth category, but significantly below the highest management fee charged.  In considering the Fund’s net expenses, the Trustees stated that JAG contractually limits Class I net expenses to 1.50% of the Fund’s average net assets, which was slightly higher than the peer group average of 1.47%, but significantly lower than the highest in that category. They discussed that it was also higher than the Morningstar category average of 1.24% but well below the highest in that category.  The Trustees concluded that the advisory fee was fair and reasonable and that the overall expense ratio was acceptable in light of these factors.

Profitability.

As to the costs of the services provided and the profits realized by JAG, the Trustees reviewed JAG’s analysis of its estimated profitability and its financial condition, and noted that JAG limited the Fund’s annual operating expenses to 1.50% (excluding certain fees and expenses) during the prior year and was lowering that limit to 1.25% for the coming year.   The Trustees discussed JAG’s level of profitability and the various factors influencing the total amount, including the level of management fees waived by JAG.  Based on their review, the Trustees concluded that they were satisfied that JAG’s level of profitability from its relationship to the Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels but that the expense cap is benefiting the shareholders. The Trustees agreed that breakpoints may be an appropriate way for JAG to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where JAG could realize significant economies of scale and that true economics would not be realized by JAG until it recaptures its previously waived fees. Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

After considering the factors discussed above and others, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and JAG is in the best interests of the Fund and its shareholders.

Mutual Fund Series Trust

17605 Wright Street

Omaha, NE 68130

ADVISOR

JAG Capital Management, LLC.

9841 Clayton Road

St. Louis, MO 63124

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

DISTRIBUTOR

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, Ohio 43215

CUSTODIAN BANK

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 9.   Submission of Matters to a Vote of Security Holder.   None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: June 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: June 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: June 4, 2014